UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 25, 2013

DIAMONDBACK ENERGY, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35700	45-4502447
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

500 West Texas Suite 1225 Midland, Texas	79701
(Address of principal executive offices)	(Zip code)

(432) 221-7400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02. Results of Operations and Financial Condition.

On February 25, 2013, Diamondback Energy, Inc. issued a press release announcing financial and operating results for the fourth quarter and year ended December 31, 2012 and providing 2013 guidance. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Number	Exhibit

99.1	Press release dated February 25, 2013 announcing financial and operating results for the fourth quarter and year ended December 31, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIAMONDBACK ENERGY, INC.

Date: February 25, 2013	By:	/s/ Teresa L. Dick
Teresa L. Dick
Senior Vice President and Chief Financial Officer

Exhibit Index

Number	Exhibit

99.1	Press release dated February 25, 2013 announcing financial and operating results for the fourth quarter and year ended December 31, 2012.

4